Equity	12 Months Ended
Dec. 31, 2020
Equity
Note 11 - Equity

Common shares

The authorized number of common stocks were 100,000,000 shares of common stock with a par value of $nil per share. As of December 31, 2020, 2019, and 2018, there were 3,378,760, 3,373,760, and 3,236,400 shares outstanding, respectively.

On June 10, 2019, the Company sold an aggregate of 50,000 common shares to third party investor. The aggregate purchase price was $250,000 and the issuance cost was $25,003. The Company warrants that on the first day of trading on any major U.S stock exchange, the closing price of shares shall be a minimum $6.00 per share. In the event the closing price is less than six dollars $6.00 per share, the subscriber shall be issued additional shares according to the following formula: X=(I/ P x 0.8) Where: X is the number of additional shares to be issued to subscriber, I is the dollar value of the investment amount, P is the closing price of share on the first day of trading, S is number of shares originally issued to subscriber. The Company will recognize a liability under ASC 450-20 for the contingently issuable shares when the event is probable.

On June 10, 2019, the Company issued 4,000 ordinary shares valued at $5.00 per share to two independent directors in consideration for their services.

On June 15, 2019, the Company and subscribed investors mutually agreed to redeem all warrants held by subscribed investors on cashless basis which allow subscribed investor to convert every five warrants to one ordinary share of the Company. As a result, subscribed investor converted 266,800 warrants to 53,360 ordinary shares of the Company.

On June 15, 2019, the Company and SP Associates Corp mutually agreed to redeem all warrants held by SP Associates on cashless basis which allow SP Associates to convert every ten warrants to one ordinary share of the Company. As a result, SP Associates converted 300,000 warrants to 30,000 ordinary shares of the Company.

On July 26, 2020, the Company issued 5,000 ordinary shares valued at $5.00 per share to the third party in consideration for the services.

Statutory reserve

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. The reserved amounts as determined pursuant to PRC statutory laws totaled $nil and $nil as of December 31, 2020 and 2019, respectively.

Under PRC laws and regulations, statutory surplus reserves are restricted to set-off against losses, expansion of production and operation and increasing the registered capital of the respective company and are not distributed other than upon liquidation. The reserves are not allowed to be transferred to the Company in terms of cash dividends, loans or advances, nor allowed for distribution except under liquidation. Amounts restricted include the PRC subsidiaries paid-in capital and statutory surplus reserves of the Company’s PRC subsidiaries totaling $1,892,557 and $ 1,892,557 as of December 31, 2020 and 2019, respectively.